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                                                                    EXHIBIT 23.1









                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement (Form S-8) of our report dated March 26, 1998, included in Professional Transportation Group Ltd., Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1997 and to all references to our firm included in this Registration Statement.



ARTHUR ANDERSEN LLP


Atlanta, Georgia
June 25, 1998